American Family to Acquire Bowhead Specialty in $1.2 Billion Transaction Bowhead Stockholders to Receive $34.00 per Share in Cash, Representing 11% Premium to Bowhead’s Closing Share Price on July 31, 2026 New York, New York, August 3, 2026 – Bowhead Specialty Holdings Inc. (NYSE: BOW) (“Bowhead”) today announced that it has entered into a definitive agreement pursuant to which American Family Mutual Insurance Company, S.I. (together with its affiliates, “American Family”) has agreed to acquire all of the issued and outstanding shares of common stock of Bowhead that it does not currently own in an all-cash transaction that values Bowhead at approximately $1.2 billion. Under the terms of the transaction, each Bowhead stockholder will receive $34.00 per share in cash, representing an 11% premium to Bowhead’s closing share price on July 31, 2026. Bowhead Chairman of the Board, Matthew Botein, commented, “This transaction recognizes the strength of the Bowhead franchise and reinforces the strategic partnership with American Family. It also represents the natural evolution of a longstanding relationship between both companies, built on shared values, underwriting discipline, and a commitment to delivering long-term value for policyholders and other stakeholders. On behalf of the Board of Directors, I want to express our sincere gratitude to the management team and employees whose vision, dedication, and hard work have built Bowhead into the exceptional company it is today. We believe this transaction creates a strong foundation for the future while preserving the values, culture and disciplined approach to underwriting that have been central to the success of both organizations.” Bowhead Chief Executive Officer and President, Stephen Sills, commented, “Since Bowhead's founding, we have benefited from a strong and trusting relationship with American Family, whose support and partnership have enabled us to build the company we are today. Over the years, they have developed a deep understanding of our business, our culture, and the underwriting discipline that defines Bowhead. I believe this transaction delivers compelling value to our stockholders while bringing together two organizations that share a long history, aligned values and a commitment to disciplined underwriting and long-term success. I am proud of what the Bowhead team has accomplished, and I believe this combination recognizes the strength of the Bowhead franchise while continuing to enhance our ability to create value for our insureds, distribution partners and employees. I look forward to joining American Family and continuing to lead the Bowhead franchise.” “We’re pleased to welcome Bowhead’s talented team and commercial specialty capabilities to American Family,” said Bill Westrate, Chair and Chief Executive Officer of American Family. “American Family’s relationship with Bowhead has continued to grow since its founding investment in 2020. As a minority stockholder and strategic partner, American Family has seen firsthand the strength of its business model, disciplined execution, and strong market position. American Family has great confidence in Bowhead’s leadership, employees and culture, and it looks forward to supporting the next phase of Bowhead’s growth. Together, we are well positioned to advance our shared long-term objectives while preserving the qualities that have made Bowhead a leader in its market. Bowhead’s capabilities complement American Family’s strategy to diversify its commercial portfolio, broaden product offerings, enhance capital efficiency and drive sustainable profitable growth.” Transaction Details Bowhead’s board of directors approved the transaction with American Family. The transaction is targeted to close prior to the end of 2026, subject to customary closing conditions, including receipt of required regulatory approvals and approvals of Bowhead’s stockholders. American Family will fund the purchase through cash and other liquid investments on hand. The transaction is not subject to any financing conditions or contingency. Upon completion of the transaction, Bowhead will operate as a standalone entity within the American Family platform. Stephen Sills will continue as Chief Executive Officer and President of Bowhead, and the Bowhead name and brand will remain the same. Ardea Partners LP is serving as exclusive financial advisor and Skadden, Arps, Slate, Meagher & Flom LLP is serving as legal advisor to Bowhead. Exhibit 99.2

Second Quarter 2026 Results Bowhead’s second quarter 2026 results will be issued on August 3, 2026. In light of the announcement of the transaction, Bowhead will not host an earnings conference call, which was originally scheduled for 8:30 a.m. Eastern Time on Tuesday, August 4, 2026. Bowhead’s second quarter 2026 results will be available on its investor relations website at https://ir.bowheadspecialty.com. About Bowhead Bowhead is a growing specialty insurance business providing casualty, professional liability and healthcare liability insurance products. We were founded and are led by industry veteran Stephen Sills. The team is composed of highly experienced and respected industry veterans with decades of individual, successful underwriting and management experience. Our products are delivered through two complementary underwriting models designed to support sustainable and profitable growth across market cycles: a “craft” model for large, complex, higher-severity risks, and a “digital” model, which includes Baleen Specialty and other small-business offerings (“express”), for smaller, simpler, and scalable business. We pride ourselves on the quality and experience of our people, who are committed to exceeding our partners’ expectations through excellent service and expertise. Our collaborative culture spans all functions of our business and allows us to provide a consistent, positive experience for all of our partners. Forward-Looking Statements Statements in this press release, and any related oral statements, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of the forward-looking statements can be identified by the use of terms such as “believes,” “expects,” “may,” “will,” “should,” “could,” “seeks,” “intends,” “plans,” “estimates,” “anticipates” or other comparable terms or the converse of such terms. However, not all forward-looking statements contain these identifying words. These forward-looking statements include all matters that are not related to present facts or current conditions or that are not historical facts. They appear in a number of places throughout this press release and include statements regarding intentions, beliefs or current expectations concerning, among other things, the transaction, regulatory approvals, and the timing of the transaction, the industries in which Bowhead operates, and other statements relating to Bowhead’s future performance. The transaction is subject to risks and uncertainties, including: that Bowhead and American Family may be unable to complete the transaction because, among other reasons, conditions to the closing of the transaction may not be satisfied or waived; uncertainty as to the timing of completion of the transaction; the inability to complete the transaction due to the failure to obtain the Bowhead stockholder approvals for the transaction or the failure to satisfy other conditions to completion of the transaction, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transaction; interloper risk; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; risks related to disruption of management’s attention from Bowhead’s ongoing business operations due to the transaction; the effect of the announcement of the transaction on Bowhead’s relationships with its insureds, operating results and business generally; and the outcome of any legal proceedings to the extent initiated against Bowhead, American Family or others following the announcement of the transaction, as well as Bowhead’s and American Family management’s response to any of the aforementioned factors. A more fulsome discussion of the risks related to the transaction will be included in Bowhead’s proxy statement for the transaction. For a discussion of factors that could cause actual results to differ materially from those contemplated by forward-looking statements, see the section captioned “Risk Factors” in Bowhead’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, subsequent Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission (“SEC”). Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. While the list of factors presented here is, and the list of factors presented in the proxy statement will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements speak only as of the date on which they are made. Except as expressly required under federal securities laws or the rules and regulations of the SEC, Bowhead does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to Bowhead are expressly qualified by these cautionary statements. The information contained on or connected to any websites referenced in this press release is not incorporated by reference into this press release. Additional Information and Where to Find It In connection with the transaction, Bowhead will file with the SEC a proxy statement on Schedule 14A, the definitive version of which will be sent or provided to Bowhead’s stockholders. Bowhead and affiliates of Bowhead intend to jointly file a transaction statement on Schedule 13E-3 (the “Schedule 13E-3”). Bowhead may also file or furnish other documents with the SEC regarding the transaction. This material is not a substitute for the proxy statement, the Schedule 13E-3 or any other document that Bowhead may file with, or furnish to, the SEC. INVESTORS IN AND STOCKHOLDERS OF BOWHEAD ARE URGED TO READ THE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED WITH OR WILL BE FURNISHED TO THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND RELATED MATTERS. Investors and stockholders may obtain a copy of these documents (when they are filed and become available) free of charge at the SEC’s website at www.sec.gov. Bowhead will also provide a copy of these materials without charge on its website at https://ir.bowheadspecialty.com/. Participants in the Solicitation Bowhead, its executive officers and certain members of its board of directors may be deemed to be participants in the solicitation of proxies from Bowhead’s stockholders in connection with the transaction. Information regarding Bowhead’s directors and executive officers, including a description of their direct interests, by security holdings or otherwise, is contained in Bowhead’s annual proxy statement filed with the SEC on March 16, 2026. A more complete description will be available in the proxy statement on Schedule 14A to be filed regarding the transaction. You may obtain copies of these documents as described in the preceding paragraph filed with, or furnished to, the SEC free of charge. All such documents, when filed or furnished, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to the investor relations department of Bowhead. Bowhead Investor Relations Contact: Shirley Yap, Head of Investor Relations investorrelations@bowheadspecialty.com